SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 14, 2005

                              Alliance Towers, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Florida                  000-29689             65-0986953
           -------                  ---------             ----------
 (State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

       5401 S. Dale Mabry, Tampa, Florida                         33611
       ----------------------------------                         -----
    (Address of principal executive offices)                   (Zip code)

                                 (813) 805-9575
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 30, 2004, Alliance Towers, Inc., a Florida corporation (the "Company") issued a Promissory Note (the "Note") to E.M. Enterprises General Contractors, Inc. ("EMEGC") in the principal amount of $1,696,886.47. Under the terms of the Note, the Company is obligated to pay the principal and accrued interest immediately upon written demand from EMEGC, but no sooner than April 1, 2005. Interest accrues on the outstanding principal balance of the Note at a daily rate, the denomination of which is three hundred sixty (360), and the numerator of which is the Prime Rate plus three (3%). Accrued interest on the outstanding principal balance of the Note is due and payable on the quarterly anniversary of the execution of the Note and on each subsequent quarterly anniversary thereafter. The Note is secured by all of the Company's assets pursuant to a Security Agreement, dated December 30, 2004.

      On April 1, 2005, the Company received a demand letter and notice of default (the "Demand Letter") with respect to the Note. The Demand Letter stated the interest on the Note from January 1, 2005 through March 31, 2005 was due and payable on March 31, 2005 and as such interest remained unpaid the Note was in default. In addition, EMEGC demanded immediate payment of the entire principal amount of the Note and all interest on the Note.

      On April 14, 2005, EMEGC assigned the entire right, title and interest of EMEGC in the Note to the Company, free and clear of any and all liabilities, obligations, liens, security interests and/or encumbrances, in exchange for all of the assets of the Company as set forth in the respective Bill of Sale and Assignments executed by the Company. In addition, the Company and EMEGC entered into that certain Assignment and Release, dated April 14, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS

99.1 Assignment of Promissory Note, dated April 14, 2004, by E.M. Enterprises General Contractors, Inc.

99.2 Bill of Sale and Assignment, dated April 14, 2005, by Alliance Towers, Inc. with respect to carrier leases.

99.3 Bill of Sale and Assignment, dated April 14, 2005, by Alliance Towers, Inc. with respect to ground leases.

99.4 Bill of Sale, dated April 14, 2005, by Alliance Towers, Inc. with respect to towers and improvements.

99.5 Bill of Sale, dated April 14, 2005, by Alliance Towers, Inc. with respect to non-installed and non-erected steel and related materials.

99.6 Assignment and Release Agreement, dated April 14, 2005, by and between Alliance Towers, Inc. and E.M. Enterprises General Contractors, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALLIANCE TOWERS, INC.

Date:    April 22, 2005                       By:      /s/ Robert Sandburg
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                                              Name:    Robert Sandburg
                                              Its:     Chief Executive Officer